ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF

Schedule of Investments

September 30, 2019 (Unaudited)

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 99.8%

Debt Fund – 72.7%
Invesco Senior Loan ETF(a)	8,900	$201,051
iShares 0-5 Year High Yield Corporate Bond ETF(a)	10,986	510,739
iShares 20+ Year Treasury Bond ETF	3,907	559,014
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	45,262	1,222,527
SPDR Nuveen S&P High Yield Municipal Bond ETF	8,927	529,996
VanEck Vectors High-Yield Municipal Index ETF(a)	18,680	1,203,552
Total Debt Fund		4,226,879

Equity Fund – 27.1%
iShares Mortgage Real Estate ETF(a)	37,373	1,574,524
Total Exchange Traded Funds
(Cost $5,664,937)		5,801,403

MONEY MARKET FUND – 0.6%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.86%(b) (Cost $36,196)	36,196	36,196

Investments	Principal	Value
REPURCHASE AGREEMENTS – 31.0%(c)
BNP Paribas Securities Corp., dated 09/30/19, due 10/01/19, 2.37%, total to be received $419,594, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 02/15/21-08/01/49, totaling $426,709)	$419,566	$419,566
BofA Securities, Inc., dated 09/30/19, due 10/01/19, 2.30%, total to be received $124,322, (collateralized by various U.S. Government Agency Obligations, 1.13%-2.25%, 08/31/21-11/15/27, totaling $126,630)	124,314	124,314
Citigroup Global Markets, Inc., dated 09/30/19, due 10/01/19, 2.32%, total to be received $419,593, (collateralized by various U.S. Government Agency Obligations, 2.50%-9.00%, 06/01/24-10/01/49, totaling $426,702)	419,566	419,566
HSBC Securities USA, Inc., dated 09/30/19, due 10/01/19, 2.36%, total to be received $419,594, (collateralized by various U.S. Government Agency Obligations, 0.00%-2.50%, 01/30/20-05/15/46, totaling $426,953)	419,566	419,566
RBC Dominion Securities, Inc., dated 09/30/19, due 10/01/19, 2.37%, total to be received $419,594, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 10/15/19-09/01/49, totaling $426,704)	419,566	419,566
Total Repurchase Agreements
(Cost $1,802,578)		1,802,578

Total Investments – 131.4%
(Cost $7,503,711)		7,640,177
Liabilities in Excess of Other Assets – (31.4%)		(1,824,463)
Net Assets – 100.0%		$5,815,714

ETF - Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,761,970; the aggregate market value of the collateral held by the fund is $1,802,578.
(b)	Rate shown reflects the 7-day yield as of September 30, 2019.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF

Schedule of Investments (continued)

September 30, 2019 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,801,403	$–	$–	$5,801,403
Money Market Fund	36,196	–	–	36,196
Repurchase Agreements	–	1,802,578	–	1,802,578
Total	$5,837,599	$1,802,578	$–	$7,640,177

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Debt Fund	72.7%
Equity Fund	27.1
Money Market Fund	0.6
Repurchase Agreements	31.0
Total Investments	131.4
Liabilities in Excess of Other Assets	(31.4)
Net Assets	100.0%